UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2006

                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)

             DELAWARE                               333-112111                              54-2100419
   (State or other jurisdiction              (Commission File Number)                      (IRS Employer
         of incorporation)                                                              Identification No.)

 21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
         THE PEOPLE'S REPUBLIC OF CHINA
    (Address of principal executive offices)                          (Zip Code)


                               011 86 374-6216633
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           SECTION 4 - MATTERS RELATED
                     TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         On or about November 10, 2006, our authorized officers determined that it was necessary to restate our unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2006. The restatement related to the following correction of error:

         Our management determined that our unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2006 should be restated in order to correct the "other general and administrative expense" recorded in the three and six months ended June 30, 2006, which failed to include $553,380 of expenses associated with liquidated damages payable by us under a registration rights agreement that requires us to effect the registration of our common stock issuable upon the conversion of our Series A convertible preferred stock and the exercise of certain of our stock purchase warrants. As a result of the omission, our net income for each of the three and six months ended June 30, 2006 was overstated by the same amount. The change in diluted earnings per share for the six months ended June 30, 2006 due to the restatement was $0.02 per share and the change in basic earnings per share for the three and six month periods ended June 30, 2006, and in diluted earnings per share for the three-month period ended June 30, 2006, due to the restatement was $0.03 per share. The omission occurred initially because our finance personnel mistakenly believed that certain language in the registration rights agreement with respect to liquidated damages was not then applicable.

         As a result of this error, our previously-issued unaudited interim consolidated financial statements and other financial information as of and for the three and six months ended June 30, 2006 could no longer be relied upon. We included the restated financial information in an amendment to our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006, which we filed with the Securities and Exchange Commission on November 14, 2006.

         The determination to restate our financial statements for such periods was reached by our authorized financial officers during their preparation and review of the financial statements and related information for the fiscal quarter ended September 30, 2006. Prior to filing our amended Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006, our Chief Financial Officer discussed the matters disclosed in this Current Report on Form 8-K with Child, Van Wagoner & Bradshaw, PLLC, our independent registered public accounting firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2007
                                       ZHONGPIN INC.


                                       By:  /s/ Xianfu Zhu
                                            --------------------------------
                                              Name:   Xianfu Zhu
                                              Title:  Chief Executive Officer
                                                      and Chairman